SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: AUGUST 1, 2001
                        (Date of earliest event reported)


                              TUCKER ANTHONY SUTRO
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             1-13993                                 04-3335712
     (Commission File Number)            (IRS Employer Identification No.)


     ONE BEACON STREET, BOSTON, MASSACHUSETTS                    02108
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (617) 725-2000


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Item 5.  Other Events.

            On August 1, 2001, Tucker Anthony Sutro and Royal Bank of Canada ("RBC") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which RBC agreed to acquire Tucker Anthony Sutro and Tucker Anthony Sutro's stockholders would receive $24.00 cash per share of common stock. Attached hereto and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the Merger Agreement.

            In connection with the Merger Agreement, Tucker Anthony Sutro and RBC entered into a Stock Option Agreement, dated August 1, 2001, by which RBC was granted an option to purchase up to 19.9% of the outstanding common stock of Tucker Anthony Sutro under certain circumstances. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.2 is a copy of the Stock Option Agreement.

            On August 1, 2001, RBC entered into a Voting and Support Agreement with Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P. (together, the "Funds") pursuant to which each of the Funds agreed, among other things, to vote the shares of Tucker Anthony Sutro common stock it owns beneficially and of record in favor of adoption of the Merger Agreement. Attached hereto and incorporated herein by reference in its entirety as Exhibit
99.3 is a copy of the Voting and Support Agreement.

            Tucker Anthony Sutro and RBC issued a joint press release on August 1, 2001, relating to the foregoing matters. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.4 is a copy of this press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.


    99.1 Agreement and Plan of Merger, dated August 1, 2001, between Tucker Anthony Sutro and Royal Bank of Canada

    99.2 Stock Option Agreement, dated August 1, 2001, between Tucker Anthony Sutro and Royal Bank of Canada

    99.3 Voting and Support Agreement, dated August 1, 2001, between Royal Bank of Canada and Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P.

    99.4 Joint Press Release of Tucker Anthony Sutro and Royal Bank of Canada, dated August 1, 2001




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2001

                                    TUCKER ANTHONY SUTRO



                                    By:  /s/ John H. Goldsmith
                                       --------------------------------------
                                       Name:   John H. Goldsmith
                                       Title:  Chairman and CEO











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                                  EXHIBIT INDEX


    99.1 Agreement and Plan of Merger, dated August 1, 2001, between Tucker Anthony Sutro and Royal Bank of Canada

    99.2 Stock Option Agreement, dated August 1, 2001, between Tucker Anthony Sutro and Royal Bank of Canada

    99.3 Voting and Support Agreement, dated August 1, 2001, between Royal Bank of Canada and Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P.

    99.4 Joint Press Release of Tucker Anthony Sutro and Royal Bank of Canada, dated August 1, 2001 (incorporated by reference to the joint press release set forth in the
              Schedule 14A filed by Tucker Anthony Sutro with the Securities and Exchange Commission on August 1, 2001 pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended)